Alpine Series Trust
On behalf of the Class A Shares of each Series of the Trust
Supplement dated January 23, 2012
to the Prospectus and Statement of Additional Information both dated December 30, 2011

IMPORTANT NOTICE TO INVESTORS

Effective on January 3, 2012, the names of several series of the Trust changed as described in the table below. All references in the Trust’s current Prospectus and Statement of Additional Information to any of these entities are hereby amended to reflect such entity’s new name, as of the effective dates indicated in the tables below.

Name Prior to January 3, 2012	New Name Effective January 3, 2012
Alpine Dynamic Balance Fund	Alpine Foundation Fund
Alpine Dynamic Financial Services Fund	Alpine Financial Services Fund
Alpine Dynamic Innovators Fund	Alpine Innovators Fund
Alpine Dynamic Transformations	Alpine Transformations Fund

The investment objective and principal investment strategies of each series of the Trust will remain the same.

Please retain this Supplement for future reference.